                                                              Exhibit 99.23

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA




In re:  FOCUS SURGERY, INC., Debtor.    Case No.  96-41107-N
                                                 ------------
EMPLOYER'S TAX IDENTIFICATION           CHAPTER 11
No.:      77-0332937                    MONTHLY OPERATING REPORT
                                        (General Business Case)


                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED    Nov-97
             ----------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                     End of        End of          As of
                                                                     Current        Prior        Petition
                                                                      Month         Month         Filing
2. Asset/liability Summary                                            -----         -----         ------
     CURRENT ASSETS (MARKET VALUE)                                  $506,043      $527,479        $502,204
                                                                   ----------    ----------    ------------
     TOTAL ASSETS (MARKET VALUE)                                    $506,043      $527,479      $2,152,204
                                                                   ----------    ----------    ------------
     CURRENT LIABILITIES                                            $118,847      $106,418
                                                                   ----------    ----------    ------------
     TOTAL LIABILITIES                                              $468,847      $456,418        $831,829
                                                                   ----------    ----------    ------------

                                                                                                Petition
                                                                     Current        Prior        Date to
                                                                      Month         Month       Month End
3. Statement of Cash Receipts & Disbursements for Month               -----         -----       ---------
     A.  TOTAL RECEIPTS                                               $1,769       $27,930      $1,505,592
                                                                   ----------    ----------    ------------
     B.  TOTAL DISBURSEMENTS                                          $1,205          $285      $1,019,122
                                                                   ----------    ----------    ------------
     C.  EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS (a - b)     $564       $27,645        $486,470
                                                                   ----------    ----------    ------------
     D.  CASH BALANCE BEGINNING OF MONTH                            $505,479      $477,834
                                                                   ----------    ----------
     E.  CASH BALANCE END OF MONTH (c + d)                          $506,043      $505,479
                                                                   ----------    ----------
                                                                   ----------    ----------

                                                                   Receivables                  Liabilities
4. Post-petition Liabilities & Receivables                         -----------                  -----------
     BALANCE AT END OF PREVIOUS MONTH                                                            $106,418
                                                                   ----------                  -------------
     BALANCE AT END OF CURRENT MONTH                                                             $118,847
                                                                   ----------                  -------------

5. Past Due Post-Petition Liabilities
     BALANCE AT END OF PREVIOUS MONTH (OVER 30 DAYS)                                              $24,510
                                                                                               -------------
     BALANCE AT END OF CURRENT MONTH (OVER 30 DAYS)                                               $24,240
                                                                                               -------------

                                                                                     Yes            No
6.   Are all federal, state, and local taxes current? (if no,                        ---            --
     attach schedule of unpaid items)                                                 X
                                                                                 ----------    -------------
7.   Have any payments been made to pre-petition creditors,
     other than payments in the normal course to secured
     creditors or lessors? (if yes, attach listing including
     date of payment, amount of payment and name of payee)                                            X
                                                                                 ----------    -------------
8.   Have any payments been made to officers, insiders,
     shareholders, relatives?  (if yes, attach listing including date of payment, amount and reason for payment, and name of
     payee)                                                                                           X
                                                                                 ----------    -------------
9.   Have any payments been made to professionals?  (if yes,
     attach listing including date of payment, amount of payment
     and name of payee)                                                                               X
                                                                                 ----------    -------------
10.  If you answered yes to line 7,8, or 9, were all such payments approved by the court?
                                                                                 ----------    -------------
11.  Is the estate insured for replacement cost of assets and for
     general liability?                                                                               X
                                                                                 ----------    -------------
12.  Are U.S. Trustee quarterly fees current?                                         X
                                                                                 ----------    -------------

     I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


     Date:  January 6, 1998                       /s/ RICK REDETT
            ---------------               ---------------------------------
                                              RESPONSIBLE INDIVIDUAL

                                  BALANCE SHEET
                             (General Business Case)

                           For the Month Ended   NOV-97
                                               ---------

                                    ($_____)

  Assets

                                                   From Schedules      Market Value
   Current Assets                                  --------------      ------------
1    CASH AND CASH EQUIVALENTS - UNRESTRICTED                              $506,043
                                                                     ----------------
2    CASH AND CASH EQUIVALENTS - RESTRICTED
                                                                     ----------------
3    ACCOUNTS RECEIVABLE (NET)                             A
                                                                     ----------------
4    INVENTORY                                             B                     $0
                                                                     ----------------
5    PREPAID EXPENSES
                                                                     ----------------
6    OTHER:  INTEREST RECEIVABLE
            ------------------------------------                     ----------------
7
     -------------------------------------------                     ----------------
8      Total Current Assets                                                $506,043
                                                                     ----------------


   Property and Equipment (Market Value)
9    REAL PROPERTY                                         C                     $0
                                                                     ----------------
10   MACHINERY AND EQUIPMENT                               D                     $0
                                                                     ----------------
11   FURNITURE AND FIXTURES                                D                     $0
                                                                     ----------------
12   OFFICE EQUIPMENT                                      D                     $0
                                                                     ----------------
13   LEASEHOLD IMPROVEMENTS                                D                     $0
                                                                     ----------------
14   VEHICLES                                              D                     $0
                                                                     ----------------
15   OTHER:                                                D
            -------------------------------------                    ----------------
16                                                         D
     --------------------------------------------                    ----------------
17                                                         D
     --------------------------------------------                    ----------------
18                                                         D
     --------------------------------------------                    ----------------
19                                                         D
     --------------------------------------------                    ----------------

20      Total Property and Equipment                                             $0
                                                                     ----------------

   Other Assets
21   PATENTS, COPYRIGHTS, AND OTHER INTELLECTUAL
     PROPERTY                                                                    $0
     --------------------------------------------                    ----------------
22   ALL TECHNOLOGY SOLD TO TAKAI HOSPITAL IN JULY
     1996.
     --------------------------------------------                    ----------------
23
     --------------------------------------------                    ----------------
24
     --------------------------------------------                    ----------------

25      Total Other Assets                                                       $0
                                                                     ----------------

26      Total Assets                                                       $506,043
                                                                     ----------------
                                                                     ----------------


NOTE:
     Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined. ------------------------------------------------
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (General Business Case)

                                   ($_____)





Liabilities                                        From Schedules
  Post-Petition                                    --------------
   Current Liabilities
27   SALARIES AND WAGES
                                                                     ----------------
28   PAYROLL TAXES
                                                                     ----------------
29   REAL AND PERSONAL PROPERTY TAXES
                                                                     ----------------
30   INCOME TAXES
                                                                     ----------------
31   NOTES PAYABLE (SHORT TERM)
                                                                     ----------------
32   ACCOUNTS PAYABLE (TRADE)                              A                $24,765
                                                                     ----------------
33   REAL PROPERTY LEASE ARREARAGE
                                                                     ----------------
34   PERSONAL PROPERTY LEASE ARREARAGE
                                                                     ----------------
35   ACCRUED PROFESSIONAL FEES                                              $68,282
                                                                     ----------------
36   CURRENT PORTION OF LONG-TERM DEBT (DUE WITHIN
     12 MONTHS)
                                                                     ----------------
37   OTHER:   OTHER ACCRUALS                                                $25,800
             ------------------------------------                    ----------------
38
     --------------------------------------------                    ----------------
39
     --------------------------------------------                    ----------------

40   Total Current Liabilities                                             $118,847
                                                                     ----------------

41 Long-Term Debt, Net of Current Portion
                                                                     ----------------

42   Total Post-Petition Liabilities                                       $118,847
                                                                     ----------------

    Pre-Petition Liabilities (allowed amount)
43   SECURED CLAIMS                                        E
                                                                     ----------------
44   PRIORITY UNSECURED CLAIMS                             E                     $0
                                                                     ----------------
45   GENERAL UNSECURED CLAIMS                              E               $350,000
                                                                     ----------------

46   Total Pre-Petition Liabilities                                        $350,000
                                                                     ----------------

47   Total Liabilities                                                     $468,847
                                                                     ----------------

    Equity (Deficit)

48
     --------------------------------------------                    ----------------
49
     --------------------------------------------                    ----------------
50
     --------------------------------------------                    ----------------
51
     --------------------------------------------                    ----------------
52  MARKET VALUE ADJUSTMENT
                                                                     ----------------
53   Total Equity (Deficit)                                                 $37,196
                                                                     ----------------

54   Total Liabilities and Equity (Deficit)                                $506,043
                                                                     ----------------
                                                                     ----------------


                                    SCHEDULES
                             (General Business Case)
                                    ($____)

                                   Schedule A
                        Accounts Receivable(Net)/Payable

                                                        Accounts      Accounts Payable        Past Due
RECEIVABLES AND PAYABLES AGEINGS                       Receivable     [Post Petition]     Post Petition Debt
                                                       ----------     ---------------     ------------------
     0 -30 DAYS                                             $0                    $525
                                                     --------------   -----------------
     31-60 DAYS                                             $0
                                                     --------------   -----------------
     61-90 DAYS                                             $0                                 $24,240
                                                     --------------   -----------------   ------------------
     91+ DAYS                                               $0                 $24,240
                                                     --------------   -----------------
     TOTAL ACCOUNTS RECEIVABLE/PAYABLE                      $0                 $24,765
                                                     --------------   -----------------
                                                                      -----------------
     ALLOWANCE FOR DOUBTFUL ACCOUNTS
                                                     --------------
     ACCOUNTS RECEIVABLE (NET)                              $0
                                                     --------------
                                                     --------------


                                   Schedule B
                          Inventory/Cost of Goods Sold


Types and Amount of Inventory(ies)                       Cost of Goods Sold
----------------------------------                       ------------------

                            Inventory(ies)               INVENTORY BEGINNING OF MONTH           _________________
                              Balance at
                             End of Month
                             ------------
                                                         ADD -
RETAIL/RESTAURANTS -                                        NET PURCHASES                       _________________
     PRODUCT FOR RESALE    __________________               DIRECT LABOR                        _________________
                                                            MANUFACTURING OVERHEAD              _________________
DISTRIBUTION -                                              FREIGHT IN                          _________________
     PRODUCT FOR RESALE    __________________               OTHER:
                                                            _____________________________       _________________
MANUFACTURER -                                              _____________________________       _________________
     RAW MATERIALS                $0
                           __________________
     WORK-IN-PROGRESS             $0                     LESS -
                           __________________
     FINISHED GOODS               $0                        INVENTORY END OF MONTH              _________________
                           __________________               SHRINKAGE                           _________________
                                                            PERSONAL USE                        _________________
OTHER -                    __________________
     EXPLAIN ___________
     ___________________                                    COST OF GOODS SOLD                        $0
                                                                                                _________________
       TOTAL                     $0                                                             _________________
                           __________________
                           __________________

Method of Inventory Control                                 Inventory Valuation Methods
---------------------------                                 ---------------------------

DO YOU HAVE A FUNCTIONING PERPETUAL INVENTORY SYSTEM?       INDICATE BY A CHECKMARK METHOD OF INVENTORY VALUATION USED.
                         YES  X    NO
                             ---      ---
HOW OFTEN DO YOU TAKE A COMPLETE PHYSICAL INVENTORY?        VALUATION METHODS -
                                                                 FIFO COST                  X
                                                                                         _________
     WEEKLY                _____                                  LIFO COST              _________
     MONTHLY               _____                                  LOWER OF COST OR
     QUARTERLY             _____                                       MARKET                X
     SEMI-ANNUALLY         _____                                                         _________
     ANNUALLY                X                                    RETAIL METHOD          _________
                           _____
                                                                  OTHER -                _________
DATE OF LAST PHYSICAL INVENTORY WAS       12/31/94                   EXPLAIN
                                      __________________             ___________________________________
DATE OF NEXT PHYSICAL INVENTORY IS      NOT SCHEDULED                ___________________________________
                                      __________________


                                   Schedule C
                                  Real Property


Description                                               Cost           Market Value
-----------                                               ----           ------------
--------------------------------------------------     ------------     ---------------
--------------------------------------------------     ------------     ---------------
--------------------------------------------------     ------------     ---------------
--------------------------------------------------     ------------     ---------------
     Total                                                     $0                $0
                                                       ------------     ---------------
                                                       ------------     ---------------


                                   Schedule D
                            Other Depreciable Assets

Description                                               Cost           Market Value
-----------                                               ----           ------------
Machinery & Equipment -
SEE LISTING ATTACHED TO ORIGINAL PETITION FILING -             $0                $0
--------------------------------------------------     ------------     ---------------
ALL EQUIPMENT SOLD TO TAKAI HOSPITAL IN JULY 1996.     ------------     ---------------
--------------------------------------------------     ------------     ---------------
--------------------------------------------------     ------------     ---------------
     TOTAL                                                     $0                $0
                                                       ------------     ---------------
                                                       ------------     ---------------

Furniture & Fixtures -
                                                                                 $0
--------------------------------------------------     ------------     ---------------
--------------------------------------------------     ------------     ---------------
--------------------------------------------------     ------------     ---------------
--------------------------------------------------     ------------     ---------------
     Total                                                    $0                 $0
                                                       ------------     ---------------
                                                       ------------     ---------------

Office Equipment -
SEE LISTING ATTACHED TO ORIGINAL PETITION FILING -
--------------------------------------------------     ------------     ---------------
ALL EQUIPMENT SOLD TO TAKAI HOSPITAL IN JULY 1996.     ------------     ---------------
--------------------------------------------------     ------------     ---------------
--------------------------------------------------     ------------     ---------------
     Total                                                    $0                 $0
                                                       ------------     ---------------
                                                       ------------     ---------------

Leasehold Improvements -
NONE - THE COMPANY DOES NOT CURRENTLY LEASE FACILITIES                           $0
--------------------------------------------------     ------------     ---------------
--------------------------------------------------     ------------     ---------------
--------------------------------------------------     ------------     ---------------
--------------------------------------------------     ------------     ---------------
     Total                                                    $0                 $0
                                                       ------------     ---------------
                                                       ------------     ---------------

Vehicles -
NONE
--------------------------------------------------     ------------     ---------------
--------------------------------------------------     ------------     ---------------
--------------------------------------------------     ------------     ---------------
--------------------------------------------------     ------------     ---------------
     Total                                                    $0                 $0
                                                       ------------     ---------------
                                                       ------------     ---------------



                                   Schedule E
                            Pre-Petition Liabilities

                                                         Claimed            Allowed
List Total Claims For Each Classification -               Amount           Amount (b)
-------------------------------------------               ------           ----------
     SECURED CLAIMS  (A)                                 $115,778
                                                       ------------     ---------------
     PRIORITY CLAIMS OTHER THAN TAXES                          $0
                                                       ------------     ---------------
     PRIORITY TAX CLAIMS                                       $0
                                                       ------------     ---------------
     GENERAL UNSECURED CLAIMS                            $586,534            $350,000
                                                       ------------     ---------------

    (a) LIST TOTAL AMOUNT OF CLAIMS EVEN IF UNDER SECURED.

    (b) ESTIMATED AMOUNT OF CLAIM TO BE ALLOWED AFTER COMPROMISE OR LITIGATION. AS AN EXAMPLE, YOU ARE A DEFENDANT IN A LAWSUIT ALLEGING DAMAGE OF $10,000,000 AND A PROOF OF CLAIM IS FILED IN THAT AMOUNT. YOU BELIEVE THAT YOU CAN SETTLE THE CASE FOR A CLAIM OF $3,000,000. FOR
        SCHEDULE E REPORTING PURPOSES YOU SHOULD LIST $10,000,000 AS THE CLAIMED AMOUNT AND $3,000,000 AS THE ALLOWED AMOUNT.

                                   Schedule F

                             STATEMENT OF OPERATIONS
                             (General Business Case)
                           For the Month Ended  NOV-97
                                              ----------
                                   $___________

         Current Month
________________________________                                                          Cumulative   Next Month
 Actual    Forecast   Variance                                                          (Case to Date)  Forecast
 ______    ________   ________                                                          ______________  ________
                                      Revenues
      $0                  $0        1    GROSS SALES
_________  _________  __________                                                          ___________  ___________
      $0                  $0        2    LESS: SALES RETURNS & ALLOWANCES
_________  _________  __________                                                          ___________  ___________
      $0        $0        $0        3    NET SALES                                                            $0
_________  _________  __________                                                          ___________  ___________
      $0                  $0        4    LESS: COST OF GOODS SOLD  (SCHEDULE 'B')
_________  _________  __________                                                          ___________  ___________
      $0        $0        $0        5    GROSS PROFIT                                                         $0
_________  _________  __________                                                          ___________  ___________
                          $0        6    INTEREST
_________  _________  __________                                                          ___________  ___________
                                    7    OTHER INCOME:
_________  _________  __________                                                          ___________  ___________
                          $0        8    OTHER INCOME                                           $565
_________  _________  __________         ________________________________________         ___________  ___________
                          $0        9
_________  _________  __________         ________________________________________         ___________  ___________

      $0        $0        $0        10      Total Revenues                                      $565          $0
_________  _________  __________                                                          ___________  ___________


                                      Expenses
                          $0        11   COMPENSATION TO OWNER(S)/OFFICER(S)
_________  _________  __________                                                          ___________  ___________
                          $0        12   SALARIES/COMMISSIONS
_________  _________  __________                                                          ___________  ___________
                          $0        13   MANAGEMENT FEES
_________  _________  __________                                                          ___________  ___________
                $0        $0        14   DEPRECIATION                                       $368,860          $0
_________  _________  __________                                                          ___________  ___________
                          $0        15   TAXES:
_________  _________  __________                                                          ___________  ___________
                          $0        16      EMPLOYER PAYROLL TAXES
_________  _________  __________                                                          ___________  ___________
                          $0        17      REAL PROPERTY TAXES
_________  _________  __________                                                          ___________  ___________
                          $0        18      OTHER TAXES
_________  _________  __________                                                          ___________  ___________
                          $0        19   OTHER SELLING
_________  _________  __________                                                          ___________  ___________
  $1,725    $1,000     ($725)       20   OTHER ADMINISTRATIVE                                $39,243      $1,000
_________  _________  __________                                                          ___________  ___________
                          $0        21   INTEREST
_________  _________  __________                                                          ___________  ___________
                                    22   OTHER EXPENSES:
_________  _________  __________                                                          ___________  ___________
 $22,000   $22,000        $0        23   WRITEDOWN OF RECEIVABLES AND OTHER                  $274,406       $800
_________  _________  __________         ________________________________________         ___________  ___________
                          $0        24
_________  _________  __________         ________________________________________         ___________  ___________
                          $0        25
_________  _________  __________         ________________________________________         ___________  ___________
                          $0        26
_________  _________  __________         ________________________________________         ___________  ___________
                          $0        27
_________  _________  __________         ________________________________________         ___________  ___________
                          $0        28
_________  _________  __________         ________________________________________         ___________  ___________
                          $0        29
_________  _________  __________         ________________________________________         ___________  ___________
                          $0        30
_________  _________  __________         ________________________________________         ___________  ___________

 $23,725   $23,000     ($725)       31      Total Expenses                                   $682,509     $1,800
_________  _________  __________                                                          ___________  ___________

($23,725) ($23,000)    ($725)       32 Subtotal                                             ($681,944)   ($1,800)
_________  _________  __________                                                          ___________  ___________

                                       Reorganization Items
 $12,174    $4,000   ($8,174)       33   PROFESSIONAL FEES                                   $253,355     $4,000
_________  _________  __________                                                          ___________  ___________
                          $0        34   PROVISIONS FOR REJECTED EXECUTORY CONTRACTS
_________  _________  __________                                                          ___________  ___________
                                    35   INTEREST EARNED ON ACCUMULATED CASH
                                                                                          ___________  ___________
($1,769)   ($1,650)     $119             RESULTING FROM CHP 11 CASE                           (25,118)   ($1,650)
_________  _________  __________                                                          ___________  ___________
                          $0        36   LOSS FROM SALE OF EQUIPMENT, INVENTORY
                                         AND PATENTS                                         $450,000
_________  _________  __________                                                          ___________  ___________
                          $0        37   MISCELLANEOUS                                        $16,702
_________  _________  __________         __________________________________________       ___________  ___________
                          $0        38   SETTLEMENTS                                         $662,500
_________  _________  __________         __________________________________________       ___________  ___________

 $10,405    $2,350   ($8,055)       39      Total Reorganization Items                     $1,357,439     $2,350
_________  _________  __________                                                          ___________  ___________

($34,129) ($25,350)  ($8,779)       40 Net Profit (Loss) Before Federal &
                                       State Taxes                                        ($2,039,382)   ($4,150)
 _________  _________  __________                                                          ___________  ___________
                         $0        41   FEDERAL & STATE INCOME TAXES
_________  _________  __________                                                          ___________  ___________

($34,129) ($25,350)  ($8,779)       42  Net Profit (Loss)                                 ($2,039,382)   ($4,150)
_________  _________  __________                                                          ___________  ___________
_________  _________  __________                                                          ___________  ___________


Explanation of Variance to Statement of Operations
(For variances greater than +/- 10% only)
____________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________


                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (General Business Case)

                         FOR THE MONTH ENDED    NOV-97
                                             --------------

CASH BALANCE BEGINNING OF MONTH                                  $505,479
                                                             --------------
                                                             --------------

Cash Receipts  (1)                                                 $1,769
                                                             --------------

Cash Disbursements  (1)                                            $1,205
                                                             --------------

Excess (Deficiency) of Receipts Over Disbursements                   $564
                                                             --------------

Cash Balance End of Month                                        $506,043
                                                             --------------
                                                             --------------






Recapitulation of Funds Held at End of Month
--------------------------------------------


                                              Account 1               Account 2          Account 3
                                              ---------               ---------          ---------
Bank                                     Silicon Valley Bank        Merrill Lynch       Trust acct -
                                     ----------------------------  ----------------  -----------------
Account Type                                  Checking                 Checking       Murray & Murray
                                     ----------------------------  ----------------  -----------------
Account No.                                  3300023699               233-07K66
                                     ----------------------------  ----------------  -----------------
Account Purpose                        General operating acct.        Investment
                                     ----------------------------  ----------------  -----------------

Balance, End of Month                                  $5,098                   $71            $384,540
                                     ----------------------------  ----------------  -----------------


                                              Account 4               Account 5          Account 6
                                              ---------               ---------          ---------
Bank                                    Silicon Valley Bank
                                     ----------------------------  ----------------  -----------------
Account Type                                 Checking
                                     ----------------------------  ----------------  -----------------
Account No.                                 3300023699
                                     ----------------------------  ----------------  -----------------
Account Purpose                            Money market
                                     ----------------------------  ----------------  -----------------

Balance, End of Month                                $116,335
                                     ----------------------------  ----------------  -----------------


Total Funds on Hand for all Accounts                 $506,043
                                     ----------------------------
                                     ----------------------------



(1)  EXCLUDING BANK TRANSFERS BETWEEN YOUR ACCOUNTS.